EXHIBIT 10.44

AMENDMENT TO

ASSET PURCHASE AGREEMENT

THIS AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment"), is made as of June 30, 2004 by and between Astec Industries, Inc., a Tennessee corporation ("Astec"), Superior Industries of Morris, Inc., a Minnesota corporation ("Seller"), and Superior Industries, LLC, a Minnesota limited liability company ("Buyer").

WHEREAS, Astec, Seller and Buyer entered into that certain Asset Purchase Agreement dated June 1, 2004 ("Purchase Agreement") for Buyer's purchase of Seller's assets and real property located in Morris, Stevens County, Minnesota.

WHEREAS, Astec, Seller and Buyer desire to amend the Purchase Agreement to amend and/or update certain Exhibits and Schedules attached thereto, specifically Exhibits 2.1(c)(i), 2.1(l) and Schedule 4.10.

NOW, THEREFORE, in consideration of the foregoing premises, mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Astec, Seller and Buyer hereby agree as follows:

1. Exhibit 2.1(c)(i) to the Purchase Agreement shall be amended as provided in Amended Exhibit 2.1(c)(i), attached hereto and incorporated herein by reference.

2. Exhibit 2.1(l) to the Purchase Agreement shall be amended as provided in Amended Exhibit 2.1(l), attached hereto and incorporated herein by reference.

3. Schedule 4.10 to the Purchase Agreement shall be amended as provided in Amended Schedule 4.10, attached hereto and incorporated herein by reference.

4. Astec, Seller and Buyer agree to execute such additional documents, and to take such further action as the other party shall reasonably request in order to carry out the purpose of this Amendment.

5. All other terms and conditions of the Agreement, as amended herein, shall remain in full force and effect.

IN WITNESS WHEREOF, Astec, Seller and Buyer have executed this Amendment to Purchase Agreement as of the day and year first written above.

SELLER:

SUPERIOR INDUSTRIES OF MORRIS, INC.

By: /s/ Albert E. Guth

Its: Secretary

BUYER:

SUPERIOR INDUSTRIES, LLC

By: /s/ Micah Zeltwanger

Its: Secretary/Treasurer

ASTEC:

ASTEC INDUSTRIES, INC.

By: /s/ Albert E. Guth

Its: Group V.P. and Secretary